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                                                                    EXHIBIT 99.1

                           Section 906 Certification

     The following statement is provided by the undersigned to accompany the foregoing Report on Form 10 Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10 Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Omega Worldwide, Inc.

/s/ Ronald S. Elder                          /s/ Mark D. Gosling
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Ronald S. Elder                              Mark D. Gosling
Chief Executive Officer                      Chief Financial Officer
Omega Worldwide, Inc.                        Omega Worldwide, Inc.